Exhibit 10.30


                                                                Master Agreement
                                                         Contract No. RE-2000-01

This Agreement (the "Agreement"), effective as of February 2, 2000, is between RateXchange, Inc., a Delaware corporation, having its office at 185 Berry Street, Suite 3515, San Francisco, California 94107, ("RateXchange"), and Science Applications International Corporation ("SAIC"), a Delaware corporation, having an office at 10260 Campus Point Drive, San Diego, California 92121.

I.       DESCRIPTION OF PROFESSIONAL SERVICES FOR TIME AND MATERIALS

     SAIC shall provide to RateXchange the Professional Services ("Services") described Exhibit A. The Services shall be provided subject to the Terms and conditions which follow.

II.      CUSTOMER AND SAIC ADMINISTRATIVE CONTACTS

     Dave Mitchell                            Barry L. Elliott
     Network Consultant                       Senior Contracts Representative
     RateXchange                              Science Applications International
     185 Barry Street, Suite 3515             Corporation
     San Francisco, California 94107          M/S E-3-Z
                                              San Diego, California 92121

     Tel. No. (415) 371-9808                  Tel. No. (858) 826-5554
     Fax No. (415) 371-9801                   Fax No. (858) 826-5640


In consideration of the mutual obligations assumed under this Agreement, SAIC and RateXchange agree to the Terms of Conditions attached hereto and incorporated by reference and represent that this Agreement is executed by duly authorized representatives as of the dates below.

AGREED BY:

RATEXCHANGE, INC.                SCIENCE APPLICATIONS INTERNATIONAL

                                          CORPORATION

By:               /s/ Paul Wescott        By:     /s/ Edward J. Bennett
------------------------------------  ------------------------------------------
Name:             Paul Wescott            Name:   Edward J. Bennett
------------------------------------  ------------------------------------------
Title:            EVP/COO                 Title:  Deputy Group Contracts Manager
------------------------------------  ------------------------------------------
Date:             3-10-00                 Date:   3-13-00
------------------------------------  ------------------------------------------

                              TERMS AND CONDITIONS

1.       Services

         (a) SAIC will perform the Services described in the Statement of Work, set forth in Exhibit A.

         (b) The Services will be performed on a "time and materials" basis. SAIC will use reasonable efforts to accomplish the Services within the total estimated price, which is set forth in Exhibit B. The amounts stated in Exhibit B are estimates only.

         (c) RateXchange shall have no obligation to make any payment to SAIC in excess of the total estimated price, and SAIC shall have no obligation to continue to perform work beyond the total estimated price, even if the Services have not been completed. The parties may; by mutual written agreement, increases the total estimated price.

         (d) SAIC may take the following actions, in its reasonable discretion, so long as SAIC does not exceed the total estimated price:

               (i) Use fewer hours of one labor category and more hours of another labor category or categories, and

               (ii) vary the expenditures between the estimated labor amounts and the other direct cost expenditures (for example, use more labor and less travel).

2.       Place of Performance

         Unless otherwise provided in this Agreement, the Services shall be performed primarily at SAIC's place of business or such other place as shall be mutually agreed by the parties.

3.       Effective Date: Term

         This Agreement shall be effective as of the date first above written (the "Effective Date"), and shall continue in full force and effect until the Services have been completed, the total estimated price has been reached, or the Agreement has been terminated in accordance with Paragraph 10 hereof.



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


4        Payment Terms

         (a) The amount to be paid to SAIC for labor shall be computed by multiplying the applicable hourly billing rate set forth in Exhibit B by the number of direct hours performed. Fractional parts of an hour shall be payable on a prorated basis. The labor hour billing rates set forth in Exhibit B shall be effective through December 31, 2000, at which time such rates shall be subject to renegotiations.

         (b) RateXchange shall reimburse SAIC for all materials purchased exclusively for use in performing the Services, as well as for all reasonable travel expenses and miscellaneous out-of-pocket expenses incurred in connection with performing the Services. These expenses shall be subject to the administrative and overhead charges provided in Exhibit B.

         (c) SAIC shall provide an Invoice to RateXchange every four weeks or as set forth in Exhibit B for Services performed and expenses incurred by SAIC pursuant to this Agreement. Invoiced amounts are immediately due and payable by either electronic funds transfer (EFT) or by mail to the following location(s):

       If RateXchange chooses to use EFT capabilities; use the following address:

       Science Applications International Corporation
       Bank of America San Francisco
           Account No. 14520-00006
           ABA No. 12100358
           Telegraphic Abbreviation:  BNKAMER
           Reference:  Project Number(s) and Invoice Number(s)


       If RateXchange chooses not to use EFT capabilities, use the following address:

       Science Applications International Corporation
       Drawer CS 198347
       Atlanta, GA  30384-8347
       Reference:  Project Number(s) and Invoice Number(s)


         (d) If RateXchange fails to pay the total of such invoiced fees and costs within thirty (30) days of such invoice, interest compounded at the rate of one percent (1%) per month shall be charged on all amounts unpaid and outstanding. If RateXchange falls to make any payment to SAIC as and when required hereunder, SAIC have the right, in addition to its other rights and remedies, to cease further performance of the Services hereunder.

5.       Resources to be Provided by RateXchange

       RateXchange shall provide, maintain and make available to SAIC, at RateXchange's expense and in a timely manner, the following resources, and such other additional resources, as SAIC may from time to time reasonably request in connection with SAIC's performance of the Services:

         (a) Qualified RateXchange personnel or representatives who will be designated by RateXchange to consult with SAIC on a regular basis in connection with the Services, as well as documentation or other information necessary to perform the Services.

         (b) Access to RateXchange's premises and appropriate workspace for SAIC personnel at RateXchange's premises as necessary for performance of those portions of the Services to be performed at RateXchange's premises.

6.       Confidentiality

       The provisions of that certain Confidentiality Agreement, dated as of February 2, 2000, between SAIC and RateXchange (the "NDA") shall apply to the exchange of Confidential information pursuant to this Agreement except that, for purposes of integrating the terms of the NDA into this Agreement, Section 3 of the NDA shall be deleted in its entirety, and replaced with the following:

                         3. As used herein, "Confidential Information" means all
                information and material concerning a Party, its affiliates, and subsidiaries, which is proprietary to such Party, which (i) is marked or otherwise identified as "confidential" or "proprietary," (ii) is disclosed to or obtained by the other Party, and (iii) relates to the disclosing Party's past, present, or future research, development, or business activities. Confidential Information includes, but is not limited to, all of the following types of information or other information of a similar nature: designs, drawings, specifications, techniques, models, data, maskworks, source code, object code, documentation, diagrams, flow charts, research, development, processes, procedures, "know-how," new product or new technology information, produce prototypes, product copies, manufacturing, development, or marketing techniques and material, development or marketing timetables, strategies, and development plans, including trade names, trademarks, customer, supplier, or personal names and other information related to customers, suppliers, or personnel, pricing policies, and financial information, whether or not reduced to writing or other tangible form, and any other trade secrets or nonpublic business information. Confidential Information also includes any information described above which a Party receives from the other Party which the disclosing Party treats a proprietary or designates as Confidential Information, whether or not owned or developed by the Disclosing Party.

7.     Intellectual Property

         (a) RateXchange and SAIC shall each retain ownership of, and all right, title and interest in and to, their respective, pre-existing intellectual property (IP), and no license therein, whether express or implied, is granted by this Agreement or as a result of the Services performed hereunder. To the extent the parties wish to grant to the other rights or interests in pre-existing IP, separate license agreements on mutually acceptable terms will be executed.

         (b) RateXchange shall take title to and ownership of all deliverable items listed in Exhibit A. However, SAIC shall retain in such deliverable items a non-exclusive, royalty-free, paid up, worldwide, perpetual license (with right to sublicense), for any and all purposes; provided that, to the extent such deliverable item incorporates the confidential or proprietary information of RateXchange, SAIC shall be bound by the confidentiality obligations set forth in Paragraph 6 above. The Services performed and any deliverable items produced pursuant to this Agreement are not "works for hire."

         (c) Except as provided in Paragraph 7(b) above, any invention (whether patentable or not), work of authorship, or other IP created by SAIC in connection with performing the Services hereunder shall be owned by SAIC, and all right, title and interest therein shall be retained by SAIC. To the extent such non- deliverable IP is needed for the proper use and enjoyment of a deliverable item, SAIC grants to RateXchange a non-exclusive, non-transferable, perpetual, royalty-free license to use such non-deliverable IP for its internal business purposes only.

         (d) SAIC may use any general know-how, techniques, ideas, concepts, algorithms, or other knowledge acquired or developed during the performance of this Agreement on behalf of itself and its future customers. SAIC may perform the same or similar services for others, provided that any RateXchange Confidential Information is treated in accordance with Paragraph 6 above. In the event that SAIC is requested to perform similar services for any customer, developing, operating, or participating in an online exchange or substantially similar business (a "Competitor"), SAIC, prior to performing any substantive work for such Competitor, shall promptly notify RateXchange of the request in writing (the "Competitor Notice"). The Competitor Notice shall describe the general nature of the Competitor's business and the type of services SAIC has been requested to perform for it in sufficient detail for RateXchange to determine whether any of its Confidential Information is a risk of disclosure in connection with the proposed engagement. Prior to performing the services requested by a competitor, SAIC shall (i) obtain RateXchange's written confirmation that it has received the Competitor Notice, (ii) hold an internal briefing of the SAIC team to be assigned to the Competitor's engagement to restate the confidentiality and proprietary aspects of the RateXchange solution, and (iii) establish procedures that segregate and prevent disclosure of RateXchange Confidential Information. Notwithstanding anything to the contrary elsewhere in this Agreement, the notification obligations created by this Section 7(d) shall survive the termination of this Agreement for a term concurrent with the term of Confidentiality Agreement referenced in Section 6.

8.     Taxes

       RateXchange shall be solely responsible for the collection and payment of any and all sales, use, value added, excise, import, privilege or other similar taxes or payments in lieu thereof, including interest and penalties thereon, imposed by any authority, government or governmental agency arising out of or in connection with the performance of the Services by SAIC (other that those levied on SAIC's income), and RateXchange shall make such withholdings and payments, and timely file any return or information required by treaty, law, rule or regulation.

9.     Personnel

       Personnel will at all times be considered employees or agents of the party providing such personnel and will not for any purpose be considered employees or agents of the other party. Each party shall assume full responsibility for the actions or inactions of the personnel it provides, and shall be solely responsible for the supervision, direction, control, salaries, workers' compensation coverage, disability and other insurance, benefits, and all other obligations required by law relating to its personnel.

10.    Termination

       Either party may terminate this Agreement for any reason upon 180 days' prior written notice to the other party. Termination under this paragraph will not affect payment obligations incurred under this Agreement for Services performed prior to the effective date of termination, and for any costs incurred, including without limitation commitments to purchase products or services from third parties which were entered into by SAIC in the course of performance hereunder prior to the effective date of termination; provided however, (i) SAIC shall use its best efforts to eliminate and reduce such costs and (ii) such purchases shall not be used by SAIC for any other purpose or for other customers. Such reimbursable costs may include, but are not limited to, cancellation fees, minimum consulting fees, and non-refundable charges or fees for third party products or services.

11.    Effect of Termination

       Upon termination of this Agreement, each party shall promptly return to the other any and all personal property and Confidential Information of the other held by such party.

12.    Warranties

         (a) SAIC warrants that the Services provided under this Agreement shall be performed with that degree of skill and judgment normally exercised by recognized professional firms performing services of the same or substantially similar nature. The exclusive remedy for any breach of the foregoing warranty shall be that SAIC, at its own expense, and in response to written notice of a warranty claim by RateXchange within 90 days after customer acceptance of the Services at issue, shall, at its own option, either (1) re-perform the Service to conform to this standard within reasonable time; or (2) refund to RateXchange amounts paid for non-conforming Services.

         (b) SAIC specifically disclaims any other express or implied standards, guarantees, or warranties, including any warranties of merchantability or fitness for a particular purpose, or any warranties that may be alleged to arise as a result of custom or usage. Notwithstanding anything to the contrary contained in this Agreement SAIC disclaims any warranty, responsibility, or liability for the "Year 2000" compliance or functionality of RateXchange's hardware, software, firmware, or computer systems.

         (c) RateXchange represents and warrants to SAIC that it has the right to use, disclose and disseminate the information, specifications and data that it has provided or will provide to SAIC in order for SAIC to perform the Services and to create the deliverables, if any, identified in Exhibit A. RateXchange further represents and warrants that, to the best of its knowledge, possession and use of that information, specifications and data by SAIC under the terms and conditions of this Agreement will not constitute an infringement upon any patent, copyright, trade secret, or other intellectual property right of any third party.

         (d) SAIC represents and warrants that, to the best of its knowledge, its Services and the provisioning of such Services will not constitute an infringement upon any patent, copyright, trade secret, or other intellectual property of any third party.

13.    Limitation of Liability

         (a) SAIC's total liability to RateXchange for any and all liabilities, claims or damages arising out of or relating to this Agreement, howsoever caused and regardless of the legal theory asserted, including breach of contract or warranty, tort, strict liability, statutory liability or otherwise, shall not, in the aggregate, exceed the amount actually paid to SAIC under this Agreement.

         (b) In no event shall either SAIC or RateXchange be liable to the other for any special, indirect, incidental or consequential damages (including, but not limited to, lost profits, lost business opportunities, loss of use or equipment down time, and loss of or corruption to date) arising out of or relating to this

Agreement, regardless of the legal theory under which such damages are sought, and even if the parties have been advised of the possibility of such damages or loss.

         (c) Any claim by RateXchange against SAIC relating to this Agreement, other that in warranty, must be made in writing and presented to SAIC within one year after the earlier of: (1) the date on which the RateXchange accepts the deliverable(s) at issue; or (2) the date on which SAIC completes performance of the Services specified in this Agreement.

14.    Non-Waiver of Rights

       The failure of either party to insist upon performance of any provision of this Agreement, or to exercise any right, remedy or option provided herein, shall neither be construed as a waiver of the right to assert any of the same or to rely on any such terms or conditions at any time thereafter, nor in any way affect the validity of this Agreement.

15.    Severability

       If any covenant, condition, term, or provision contained in this Agreement is held or finally determined to be invalid, illegal, or unenforceable in any respect, in whole or in part, such covenant, condition, term, or provision shall be severed from this Agreement, and the remaining covenants, conditions, terms and provisions contained herein shall continue in force and effect, and shall in no way be affected, prejudiced to disturbed thereby.

16.    Conflicting Provisions

       This Agreement and all of the exhibits, schedules, and documents attached hereto are intended to be read and construed in harmony with each other, but in the event any provision in any attachment conflicts with any provision of this Agreement, then this Agreement shall be deemed to control, and such conflicting provision shall be deemed removed and replaced with the governing provision herein.

17.    Assignment

       Neither party may sell, assign, transfer, or otherwise convey any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other party, which consent may not be unreasonably withheld. Notwithstanding the foregoing, SAIC may without violation of this paragraph engage the services of independent contractors to assist in the performance of its duties hereunder.

18.    Applicable Law

       This Agreement shall be governed by and construed under the laws of the Commonwealth of Virginia, without regard to its laws relating to conflict or choice of laws. Venue to be selected by the defending party.

19.    Interpretation

       The captions and headings used in this Agreement are solely for the convenience of the parties, and the text of the Agreement shall govern in the event of any conflict or ambiguity. or doubtful interpretation shall be construed against the drafter.


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


20.    Disputes

       RateXchange and SAIC agree to first enter into negotiations to resolve any controversy, claim or dispute ("dispute") arising under or relating to this Agreement. The parties agree to negotiate in good faith to reach a mutually agreeable resolution of such dispute within a reasonable period of time. If good faith negotiations are unsuccessful, RateXchange and SAIC agree to resolve the dispute by binding and final arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. The arbitration shall take place in the County of San Diego, State of California. The arbitrator(s) shall be bound to follow the provisions of this Agreement in resolving the dispute, and may not award punitive damages. The decision of the arbitrator(s) shall be final and binding on the parties, and any award of the arbitrator(s) may be entered or enforced in any court of competent jurisdiction.

21.      Force Majeure

       Neither party shall be liable for any failure of or delay in performance of its obligations under this Agreement to the extent such failure or delay is due to circumstances beyond its reasonable control, including, without limitation, acts of God, acts of a public enemy, fires, floods, wars, civil disturbances, sabotage, accidents, insurrections, blockades, embargoes, storms, explosions, labor disputes (whether or not the employees' demands are reasonable and within the party's power to satisfy), acts of any governmental body, failure or delay of third parties or governmental bodies from whom a party is obtaining materials, equipment, or transportation (collectively referred to herein as "Force Majeure"). Each party shall use its reasonable efforts to minimize the duration and consequences of any failure of or delay in performance resulting from a Force Majeure event.

22.    Multiple Copies or Counterparts of Agreement

       The original and one or more copies of this Agreement may be executed by one or more of the parties hereto. In such event, all of such executed copies shall have the same force and effect as the executed original.

23.    Notices

       All notices or other written communication required or permitted to be given under any provision of this Agreement shall be deemed to have been given by the notifying party if mailed by certified mail, return receipt requested, to the receiving party addressed to its or his mailing address set forth on the first page of this Agreement, or such other address as the parties may designate in writing to the other parties. Additionally, notices sent by any other means (i.e., facsimile, overnight delivery, courier, etc.) may be acceptable subject to written confirmation of both the transmission and receipt of the notice.


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


24.    Relationship of Parties

       SAIC is an independent contractor in all respects with regard to this Agreement. Nothing contained in this Agreement shall: (1) authorize or empower either party to act as partner or agent of the other party in any manner; (2) authorize, or empower or deem one party to assume or create any obligation or responsibility whatsoever, express or implied, on behalf of or in the name of any other party, or (3) authorize, empower or deem a party to bind any other party in any manner or make any representation, warranty, covenant, agreement, or commitment on behalf of any other party.

25.    Third Party Beneficiaries

       This Agreement does not create, and shall not be construed as creating, any rights or interests enforceable by any person not a party to this Agreement.

26.    Waiver or Modification

       This Agreement may be modified, or part or parts hereof waived, only by an instrument in writing specifically referencing this Agreement and signed by an authorized representative of the party against whom enforcement of the purported modification or waiver is sought.

27.    Entire Agreement

       This Agreement, including Exhibits A and B, which are hereby incorporated by reference, constitutes the entire agreement and understanding between the parties and supersedes and replaces any and all prior or contemporaneous proposals, agreements, understandings, commitments or representations of any kind, whether written or oral, relating to the subject matter hereof or the Services to be performed hereunder.

                                    Exhibit A

Statement of Work

This is a Task Order based Professional Services Agreement. Each RateXchange approved Task Order will constitute an addendum to this Exhibit.

         (a) Only a duly authorized representative of the RateXchange may place orders hereunder. A duty authorized representative is defined as an individual who has the authority to obligate the RateXchange's resources in fulfilling the task.

         (b) The information contained in each Task Order respecting service prices, labor categories/hours, period of performance, and the Not-To-Exceed Price shall be the result of a negotiated agreement reached by the parties in advance of Task Order issuance.

         (c) All Task Orders issued hereunder are subject to the terms and conditions of this Professional Service Agreement. The Professional Services Agreement shall control in the event of conflict with any Task Order. A Task Order shall be "issued" for purposes of this Agreement at the time received by SAIC, whether by mail, or, if transmitted by other means.

         (d)  Task  Orders  may  be  modified  by  written   agreement   between
RateXchange's dully authorized representative and SAIC.


         (e) Task Orders define labor only. Materials and other direct costs, such as travel, will be reimbursed of an actual cost basis and shall not exceed twenty (20%) percent of the agreed upon Task Order value without prior approval of the RateXchange's duty authorized representative. Actual cost basis is defined as actual plus applicable general and administrative costs. SAIC shall support all material cost claims by submitting copies of invoices, receipts, expense reports, or other reasonable substantiation. All travel, and costs associated with travel, will be done in the most reasonable cost efficient manner.

                                    Exhibit B

                       Labor Categories and Rate Schedule

The following schedule defines initial labor categories and billing rates. This table will be reviewed concurrent with the issue of each Task Order and will be amended as necessary in order to accurately align the staffing resources with the requirements of each Task Order. Modifications are subject to the agreement of SAIC and the RateXchange.

                                                CONFIDENTIAL TREATMENT REQUESTED
                                             FOR BRACKETED PORTIONS OF THIS PAGE



                       Labor Categories and Rate Schedule

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
                                                CONFIDENTIAL TREATMENT REQUESTED
                                             FOR BRACKETED PORTIONS OF THIS PAGE
SAIC
An Employee-Owned Company

                                                                       Exhibit A
                                                  Work Statement for RateXchange

--------------------------------------------------------------------------------

1. SCOPE OF SERVICES

As described in this Work Statement (WS), SAIC will provide the Services necessary to [***] SAIC will also provide the Services necessary to [***]

The scope of effort under this WS  includes  Services   in support of three Work
Areas (WAs).

WA1.  [***]

WA2.  [***]

WA3.  [***]

The general scope of work includes all efforts related to accomplishment of the above WAs. Section 2, Description of Services defines the services to be provided under this WS. Additional or revised services/functions may be requested by RateXchange, and will be provided by SAIC, following submission of proposed changes to the WS (including changes to estimated costs, if any) and receipt of written direction to proceed from RateXchange.



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                 routed or made available solely to authorized
          persons having a need to know within SAIC and RateXchange, except with written permission of SAIC.

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2. DESCRIPTION OF SERVICES
SAIC will provide Services in support of:

(a) WA1:  [***]

1. [***]: Work with RateXchange, [***] and / or other vendors to [***] This task includes [***]. Specific activities to be performed include:

    a. [***]
    b. [***]
    c. [***]
    d. [***]
    e. [***]
    f. [***]

2. [***]: [***] This includes [***]. Specific activities to be performed include:

    a. [***]
    b. [***]
    c. [***]
    d. [***]
    e. [***]

3.  [***]: [***] Specific activities to be performed include:

    a. [***]


(a) WA2: [***]

1.  [***]: [***] Includes [***]. Specific activities to be performed include:

    a. [***]
    b. [***]
    c. [***]

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    d. [***]
    e. [***]
    f. [***]
    g. [***]
    h. [***]
    i. [***]
    j. [***] These efforts will include [***].

2.  [***]: [***] Specific activities to be performed include:

    a. [***]
    b. [***]

3.  [***]: [***]

    a. [***]
    b. [***]
    c. [***]

4.  [***]: [***] Specific activities to be performed include:

    a. [***]
    b. [***]
    c. [***]

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5.  [***]: [***] Specific activities to be performed include:

    a. [***]
    b. [***]
    c.

(b) WA3: [***]

1.  [***]: [***] Specific activities to be performed include:


    a. [***]
    b. [***]
    c. [***]
    d. [***]
    e. [***]
    f. [***]
    g. [***]

2.  [***]: [***] Specific activities to be performed include:


    a. [***]
    b. [***]
    c. [***]
    d. [***]

3.  [***]: [***] Specific activities to be performed include:


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    a. [***]
    b. [***]
    c. [***]
    d. [***]
    e. [***]
    f. [***]
    g. [***]

3.  YEAR 2000 SERVICES

For  Year  2000  service  provisions,  please  refer  to  Professional  Services
Agreement.


4. RATEXCHANGE  RESPONSIBILITIES

For purposes of SAIC's performance under this WS, RateXchange shall provide or arrange for the provision of the following [***] under this WS:


1. RateXchange  and it customers shall [***].

2. [***]

3. RateXchange  shall [***] and shall provide the following to SAIC:

     * [***]

     * [***]

     * [***]

     * [***]

5. ASSUMPTIONS

SAIC's performance and the estimated amounts provided in Section 6 under this WS are based upon the following assumptions:


This estimate is for the initial rollout defined as follows:


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                                     Quarter          Site
                                 -------------------------------

                                 -------------------------------

                                 -------------------------------

                                 -------------------------------

                                 -------------------------------

                                 -------------------------------

                                 -------------------------------

                                 -------------------------------

                                 -------------------------------

                                 -------------------------------

                                 -------------------------------

                                 -------------------------------

                                 -------------------------------


1. Trade / circuit assumptions (based on "delivery Hub Requirements Rev. 1.1 Nov. 2, 1999" with assumed factors for number of trades after 2000);



                                      Circuit Quantities per Hub
                              DS1      DS3      E1       E3       OC3      OC12
                           -----------------------------------------------------

                   2000      [***]    [***]    [***]    [***]    [***]    [***]
                           -----------------------------------------------------
                   2001      [***]    [***]    [***]    [***]    [***]    [***]
                           -----------------------------------------------------
                   2002      [***]    [***]    [***]    [***]    [***]    [***]
                           -----------------------------------------------------
                   2003      [***]    [***]    [***]    [***]    [***]    [***]
                           -----------------------------------------------------
                   2004      [***]    [***]    [***]    [***]    [***]    [***]
                           -----------------------------------------------------

                                              Total number of Trades
                                   Year            During Year
                                -------------------------------------
                                   2000                [***]
                                   2001                [***]
                                   2002                [***]


2. [***]

3. SAIC and RateXchange work together to [***]

4. [***]

5. [***] impacts of any changes will be assessed and recommended changes to require resources would be made, along with costs changes, if any.



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6.  [***]
7.  [***]
8.  RateXchange will authorize star of work [***].
9.  [***]
10. RateXchange will[***].
11. [***]
12. [***] SAIC's responsibilities will be [***].
13. [***]
14. [***]
15. [***]
16. [***]
17. [***]
18. [***]
19. [***]
20. [***]
21. Execution of this WS constitues full authorization to begin work and make commitments defined in the WS, including, but not limited to, [***].
22. [***]
23. [***]
24. [***]
25. [***]
26. [***]


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6. FEES AND PAYMENTS

(a) ESTIMATED AMOUNTS: SAIC estimates that the Services described above can be provided within the following estimate amounts, [***]. This estimate is based on data provided by RateXchange and the assumptions given in section 5. It includes charges for [***]. Based on the above stated conditions and assumptions, SAIC estimates the total price for the Services stated in this WS to be:


                                     2000      2001     2002        3 year Total
--------------------------------------------------------------------------------

   WA1: [***]       [***]           $[***]     [***]    [***]      $[***]
                    [***]           $[***]    $[***]   $[***]      $[***]
                    [***]           $[***]    $[***]   $[***]      $[***]
                    ------------------------------------------------------------
                    Total           $[***]    $[***]    [***]      $1,620,000


   WA2: [***]       [***]           $[***]     [***]    [***]      $[***]
                    [***]           $[***]     [***]    [***]      $[***]
                    [***]           $[***]    $[***]   $[***]      $[***]
                    [***]           $[***]    $[***]   $[***]      $[***]
                    [***]            [***]     [***]    [***]       [***]
                    ------------------------------------------------------------
                    Total           $[***]    $[***]    [***]      $2,444,000

   WA3: [***]       [***]           $[***]    $[***]    [***]      $[***]
                    [***]           $[***]    $[***]   $[***]      $[***]
                    [***]           $[***]    $[***]   $[***]      $[***]
                    ------------------------------------------------------------
                    Total           $[***]    $[***]   $[***]      $3,091,000
                    ------------------------------------------------------------

                      *  [***]
                     **  [***]

Although each WA is listed seperately, changes to tasks within one or more WAs may necessitate price changes in other areas. In addition [***].

The estimates provided above  [***].

Services under this WS shall be provided on a [***]. The amounts stated above are estimates only. [***]


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[***]

(b) BILLING: RateXchange shall pay SAIC for the Services on the following basic:

Labor: All labor shall be reimbursed [***]



#  Labor Category Title                      2000      2001      2002
--------------------------------------------------------------------------------
 1                                          $[***]    $[***]    $[***]
 2                                          $[***]    $[***]    $[***]
 3                                          $[***]    $[***]    $[***]
 4                                          $[***]    $[***]    $[***]
 5                                          $[***]    $[***]    $[***]
 6                                          $[***]    $[***]    $[***]
 7                                          $[***]    $[***]    $[***]
 8                                          $[***]    $[***]    $[***]
 9                                          $[***]    $[***]    $[***]
10                                          $[***]    $[***]    $[***]
11                                          $[***]    $[***]    $[***]
12                                          $[***]    $[***]    $[***]
13                                          $[***]    $[***]    $[***]
14                                          $[***]    $[***]    $[***]
15                                          $[***]    $[***]    $[***]
16                                          $[***]    $[***]    $[***]
17                                          $[***]    $[***]    $[***]
18                                          $[***]    $[***]    $[***]
19                                          $[***]    $[***]    $[***]
20                                          $[***]    $[***]    $[***]
21                                          $[***]    $[***]    $[***]
20                                          $[***]    $[***]    $[***]
22                                          $[***]    $[***]    $[***]


An overtime premium rate of [***] shall be paid for employees working in excess of [***].



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2. Other Direct Cost and Materials[***]


                                      [***]


 (no amounts have been included for miscellaneous Other direct costs, which may be required during performance)


 [***]

                                      [***]

(No specific requirements for Material and Subcontracts have been identified for performance of the services, and no costs have been included in the Estimated Amounts for any miscellaneous Material and subcontracts costs that may be required during performance)


3.  [***]: Use of  [***] shall be subject to the following fees:


                    [***]          Non-recurring     Recurring Charge
                                     Charge             per [***]
                ----------------------------------------------------------

                    [***]             $[***]               $[***]
                    [***]              [***]                [***]
                    [***]              [***]                [***]

The above amounts are included in the estimated amounts specified above (except for items to be determined which will be added through [***].


7. TERM AND SCHEDULE OF SERVICES

The term of this WS shall be assumed to be from [***]. However, the schedule start date is contingent on [***].


The following schedule is provided for information and planning purposes only until such time as a detailed project schedule is developed and agreed upon in writing by SAIC and RateXchange ("Definitive Project Schedule"). SAIC and RateXchange will work cooperatively toward developing the Definitive Project Schedule.


                                    Activity          Approximate Time
                                                             ARO
                    WA1 [***]
                       *              [***]                 [***]
                       *              [***]                 [***]



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                                    Activity          Approximate Time
                                                             ARO
                       *              [***]                 [***]
                       *              [***]                 [***]
                       *              [***]                 [***]
                       *              [***]                 [***]
                    WA2 [***]
                       *              [***]                 [***]
                       *              [***]                 [***]
                       *              [***]                 [***]
                       *              [***]                 [***]
                       *              [***]                 [***]
                       *              [***]                 [***]
                       *              [***]                 [***]
                       *              [***]                 [***]
                    WA3 [***]
                       *              [***]                 [***]
                       *              [***]                 [***]
                       *              [***]                 [***]
                       *              [***]                 [***]
                       *              [***]                 [***]
                       *              [***]                 [***]
                       *              [***]                 [***]
                       *              [***]                 [***]

8. LOCATION OF SERVICES

Unless otherwise specified and agreed to in writing by RateXchange and SAIC, SAIC shall provide the Servics at [***], and at [***].


9.  SAIC'S CONTACT(S)

             Technical Contact                          Administrative Contact
Name: Randy Goins                                 Name: Barry Elliott
Title: Program Manager                            Title: Senior Contacts Representative
Science Applications International Corporation    Science Applications International Corporation
10260 Campus Point Drive                          10260 Campus Point Drive
San Diego, CA 92121                               San Diego, CA 92121
Telephone: 858-826-9396                           Telephone: 858-826-5554
Fax:       858-826-9310                           Fax:       858-826-5640
Email:     AllenRGoins@saic.com                   Email:     BarryLElliott@saic.com


10. RATEXCHANGE'S CONTACT(S)

             Technical Contact                          Administrative Contact
Name: Dave Mitchell                               Name:
Title: Vice President, Network                    Title:
RateXchange                                       RateXchange


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185 Berry Street, Suite 3515                     185 Berry Street, Suite 3515

Telephone:   415-371-9808                        Telephone:   415-371-9808
Fax:         415-371-9801                        Fax:         415-371-9801
Email:       Dwelmitch@aol.com                   Email:



11. ADDITIONAL TERMS AND CONDITIONS

This Work Statement is subject to the Terms of the Master Agreement and the additional term and conditions contained in this section.


(a) Initial period of performance under this Work Statement shall be [***].

SAIC is currently in the process of converting pricing for recurring services from [***]. The parties to this Work Statement agree to the terms of the Master Agreement and this Work Statement and further represents that this Work Statement is executed by duly authorized representatives as of the dates below.


AGREED BY:
RATEXCHANGE, INC.                        SCIENCE APPLICATIONS
(Technical)                              INTERNATIONAL CORPORATION

By: /s/ Tim Sledge                       By:   /s/ EDWARD J. BENNETT
Name: Tim Sledge                         Name: EDWARD J. BENNETT
Title: Networks Operations Mgr.          Title:Assistant VP Administration
Date: 3-10-00                            Date: 3-13-00


AGREED BY:
RATEXCHANGE, INC.
(Contract)

By:  /s/ Paul Wescott
Name: Paul Wescott
Title: EVP/C00
Date: 3-10-00


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             Attachment A. Resource Reporting and Control Process

The Resource Reporting and Control Process as described in this attachment will be implemented as part of the overall Project Management efforts on this Program. The Objective of this process is to enable a mutual understanding of the resources applied for accomplishment of the SAIC task efforts required in support of SAIC's RateXchange functions as defined in this Work Statement.
Activities to be performed as part of this process are as illustrated and described below.



                                [GRAPH OMITTED]


1. Planning--Planning consists of determining/Revising the tasks/milestones to be accomplished and associated schedules, Initial tasks will be based on those defined in Section 2 of this Work Statement and the schedules as contained in
Section 7. Tasks will be defined at level of Detail analogous to that contained in Section 2: each Work Area is divided into a number of specific tasks, which are then subdivided into a set of sub-task efforts. Progress against the sub-task efforts is then monitored as part of the "Control" process described below. To facilitate communication, tasks/schedules will be maintained in MS Project unless otherwise agreed).

2. Budgeting--Based on the tasks to be accomplished and the required schedules, resources to be applied will be estimated in terms of number of staff and associated $amounts. The results of this activity will be establishing/revising the estimated dollars budgeting for expenditure on a [***]. The initial budget numbers will be based on the tasks and estimated amounts contained in this Work Statement. For budgeting/control


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purposes,  staffing levels and dollar amounts will be budgeted at the same level as originally estimated [***]. Project level reserves may be established to recognize budget amounts that may not be needed at the current time, but could be required based on future events.


The following table illustrates the format to be used for the budgeting and control process.

                             Period of
Tasks                        Performance         Budget        Reserve
--------------------------------------------------------------------------------
WA1           [***]
--------------------------------------------------------------------------------
Current per   [***]             [***]
--------------------------------------------------------------------------------
Headcount     Budget                           0.0
              Actual                           0.0
              Variance                         0.0
--------------------------------------------------------------------------------
$Cost         Budget                          $0.0K
              Actual                          $0.0K
              Variance                        $0.0K
\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\
Cumulative [***]
--------------------------------------------------------------------------------
Budget        Headcount                        0.0
Actual                                         0.0
Variance                                       0.0
--------------------------------------------------------------------------------
Budget        $Cost                           $0.0K
Actual                                        $0.0K
Variance                                      $0.0K
--------------------------------------------------------------------------------
Current per   [***]
--------------------------------------------------------------------------------
Headcount     Budget                           0.0
              Actual                           0.0
              Variance                         0.0
--------------------------------------------------------------------------------
$Cost         Budget                          $0.0K
              Actual                          $0.0K
              Variance                        $0.0K
\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\
Cumulative [***]
--------------------------------------------------------------------------------
Headcount     Budget                          0.0
              Actual                          0.0
              Variance                        0.0
--------------------------------------------------------------------------------
$Cost         Budget                         $0.0K
              Actual                         $0.0K
              Variance                       $0.0K


3. Control--Following receipt of each [***] the SAIC and RateXchange project managers will revise and discuss the accomplishments and costs for the period just ended. The period costs vs. budget and cumulative cost vs. budget will be analyzed to determine causes for any variance. If the budgeted dollar amount has been exceeded, the SAIC project manager will take steps designed to preclude future variances. The results of the review will serve as the basis for replanning for the next and remaining periods, including both tasks to be accomplished and dudgeted resources.


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                      Attachment 2. Invoice Format Sample


RateXchange

                                                                            SAIC

                                 INVOICE NO. 1
--------------------------------------------------------------------------------


CURRENT PERIOD CHARGES                                          $   000,000.00
--------------------------------------------------------------------------------
TOTAL CUMULATIVE CHARGES                                          0,000,000.00
--------------------------------------------------------------------------------
CUMULATIVE AMOUNTS PAID                                           0,000,000.00
--------------------------------------------------------------------------------
AMOUNT DUE                                                      $   000,000.00
--------------------------------------------------------------------------------

                                                         Current Period
Labor/Parties                       Rate            Hours              Dollars
 1  [***]                         $[***]           0.00           $  0,000.00
 2  [***]                         $[***]           0.00           $  0,000.00
 3  [***]                         $[***]           0.00           $  0,000.00
 4  [***]                         $[***]           0.00           $  0,000.00
 5  [***]                         $[***]           0.00           $  0,000.00
 6  [***]                         $[***]           0.00           $  0,000.00
 7  [***]                         $[***]           0.00           $  0,000.00
 8  [***]                         $[***]           0.00           $  0,000.00
 9  [***]                         $[***]           0.00           $  0,000.00
10  [***]                         $[***]           0.00           $  0,000.00
11  [***]                         $[***]           0.00           $  0,000.00
12  [***]                         $[***]           0.00           $  0,000.00
13  [***]                         $[***]           0.00           $  0,000.00
14  [***]                         $[***]           0.00           $  0,000.00
15  [***]                         $[***]           0.00           $  0,000.00
16  [***]                         $[***]           0.00           $  0,000.00
17  [***]                         $[***]           0.00           $  0,000.00
18  [***]                         $[***]           0.00           $  0,000.00
19  [***]                         $[***]           0.00           $  0,000.00
20  [***]                         $[***]           0.00           $  0,000.00
21  [***]                         $[***]           0.00           $  0,000.00
22  [***]                         $[***]           0.00           $  0,000.00
                                                                  --------------
                                                                  $  0,000.00
                                                                  --------------
Overtime and Shift Premiums
                                                                                  $  0,000.00
TOTAL LABOR CHARGES                                                             -------------
Other Direct Costs(ODCs)                                          $  0,000.00
Material & Subcontracts (M&S)                                     $  0,000.00
Data Center Resource Charges                                      $  0,000.00
TOTAL CHARGES FOR Non-Labor Support                                               $  0,000.00
                                                                                -------------
TOTAL CHARGES FOR PERIOD                                                          $  0,000.00
                                                                                =============





                   -----------------------------------------
                   [***]
                   PLEASE REMIT PAYMENT TO:
                   ATTN: Kathy Hughes, Cash Receipts
                   10260 Campus Point Drive
                   Mail Stop F2
                   San Diego, CA 92121

                   Refer questions to: Suzanne Christensen
                                        (858) 826-5391

                   -----------------------------------------

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                                                                         Page 15